EXHIBIT 99

BACM, Series 2004-4, Class A6
Price/Yield

------------------------------------------------------------------------------------------------------------------------------------
Given: Price                         Base Case          Scen1            Scen2            Scen3            Scen4
------------------------------------------------------------------------------------------------------------------------------------
   100-16           Yield              4.839            4.838            4.837            4.838            4.838
------------------------------------------------------------------------------------------------------------------------------------
                    Spread              31               32               34               32               31
------------------------------------------------------------------------------------------------------------------------------------
                     WAL               9.53             9.48             9.27              9.4             9.51
------------------------------------------------------------------------------------------------------------------------------------
                   Mod Durn            7.465            7.436            7.302            7.385            7.452
------------------------------------------------------------------------------------------------------------------------------------
               Principal Window   Sep13 to Jul14   Aug13 to Jul14   Jul13 to Apr14   Dec11 to Jul14   Jan13 to Jul14
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------
Given: Price        Scen5            Scen6            Scen7
---------------------------------------------------------------
   100-16           4.833            4.838            4.838
---------------------------------------------------------------
                      39               32               33
---------------------------------------------------------------
                     8.8             9.44             9.37
---------------------------------------------------------------
                    6.989            7.406            7.366
---------------------------------------------------------------
               Sep11 to Jul14   Dec11 to Sep14   Jan12 to Jul14
---------------------------------------------------------------

Base Case     0 CPY; 0 CDR
Scen1         50 CPY; 0 CDR
Scen2         100 CPY; 0 CDR
Scen3         0 CPY; 1 CDR, 25 Severity, 12 Month Lag
Scen4         0 CPY; 1 CDR, 50 Severity, 12 Month Lag
Scen5         0 CPY; 5 CDR, 25 Severity, 12 Month Lag
Scen6         0 CPY; 5 CDR, 50 Severity, 12 Month Lag
Scen7         50 CPY; 1.8 CDR, 40 Severity, 12 Month Lag


STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modelling techniques employed in the Information. The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information. Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (C) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities. General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

BACM, Series 2004-4, Class A6
Price/Yield


Given: Price                         Base Case          Scen1            Scen2            Scen3            Scen4
------------------------------------------------------------------------------------------------------------------------------------
   100-16           Yield              4.839            4.838            4.837            4.838            4.838
------------------------------------------------------------------------------------------------------------------------------------
                    Spread                31               32               34               32               31
------------------------------------------------------------------------------------------------------------------------------------
                     WAL                9.53             9.48             9.27             9.40             9.51
------------------------------------------------------------------------------------------------------------------------------------
                   Mod Durn            7.465            7.436            7.302            7.385            7.452
------------------------------------------------------------------------------------------------------------------------------------
               Principal Window   Sep13 to Jul14   Aug13 to Jul14   Jul13 to Apr14   Dec11 to Jul14   Jan13 to Jul14
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
Given: Price       Scen5            Scen6            Scen7            Scen8            Scen9
-------------------------------------------------------------------------------------------------
   100-16          4.833            4.838            4.838            4.839            4.840
-------------------------------------------------------------------------------------------------
                     39               32               33               31               28
-------------------------------------------------------------------------------------------------
                    8.8             9.44             9.37             9.53             9.80
-------------------------------------------------------------------------------------------------
                   6.989            7.406            7.366            7.465            7.632
-------------------------------------------------------------------------------------------------
               Sep11 to Jul14   Dec11 to Sep14   Jan12 to Jul14   Sep13 to Jul14   Sep13 to Jan16
-------------------------------------------------------------------------------------------------


Base Case            0 CPY; 0 CDR
Scen1                50 CPY; 0 CDR
Scen2                100 CPY; 0 CDR
Scen3                0 CPY; 1 CDR, 25 Severity, 12 Month Lag
Scen4                0 CPY; 1 CDR, 50 Severity, 12 Month Lag
Scen5                0 CPY; 5 CDR, 25 Severity, 12 Month Lag
Scen6                0 CPY; 5 CDR, 50 Severity, 12 Month Lag
Scen7                50 CPY; 1.8 CDR, 40 Severity, 12 Month Lag
Scen8                Extend all ARD Loans 24 Months
Scen9                Balloon Default 50% of each Loan 24 Months


STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modelling techniques employed in the Information. The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information. Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (C) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities. General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

BACM, Series 2004-4, Class A6
Price/Yield

------------------------------------------------------------------------------------------------------------------------------------
Given: Price                         Base Case          Scen1            Scen2            Scen3            Scen4
------------------------------------------------------------------------------------------------------------------------------------

   100-16           Yield              4.839            4.838            4.837            4.838            4.838
------------------------------------------------------------------------------------------------------------------------------------
                    Spread               31               32               34               32               31
------------------------------------------------------------------------------------------------------------------------------------
                     WAL                9.53             9.48             9.27             9.40             9.51
------------------------------------------------------------------------------------------------------------------------------------
                   Mod Durn            7.465            7.436            7.302            7.385            7.452
------------------------------------------------------------------------------------------------------------------------------------
               Principal Window   Sep13 to Jul14   Aug13 to Jul14   Jul13 to Apr14   Dec11 to Jul14   Jan13 to Jul14
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------
Given: Price        Scen5            Scen6            Scen7            Scen8            Scen9
-------------------------------------------------------------------------------------------------
   100-16           4.833            4.838            4.838            4.839            4.840
-------------------------------------------------------------------------------------------------
                       39               32               33               31               28
-------------------------------------------------------------------------------------------------
                      8.8             9.44             9.37             9.53             9.80
-------------------------------------------------------------------------------------------------
                    6.989            7.406            7.366            7.465            7.632
-------------------------------------------------------------------------------------------------
               Sep11 to Jul14   Dec11 to Sep14   Jan12 to Jul14   Sep13 to Jul14   Sep13 to Jan16
-------------------------------------------------------------------------------------------------


Base Case      0 CPY; 0 CDR
Scen1          50 CPY; 0 CDR
Scen2          100 CPY; 0 CDR
Scen3          0 CPY; 1 CDR, 25 Severity, 12 Month Lag
Scen4          0 CPY; 1 CDR, 50 Severity, 12 Month Lag
Scen5          0 CPY; 5 CDR, 25 Severity, 12 Month Lag
Scen6          0 CPY; 5 CDR, 50 Severity, 12 Month Lag
Scen7          50 CPY; 1.8 CDR, 40 Severity, 12 Month Lag
Scen8          Extend all ARD Loans 24 Months
Scen9          Balloon Default 50% of each Loan 24 Months
               **Exluding Dallas Market Center & Roxborough Portfolio

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES
AND OTHER INFORMATION
The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information", please refer to this statement instead. The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (econometric prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modelling techniques employed in the Information. The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested at assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information. Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (C) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities. General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                                                    Price/Yield Table - Class A-1

------------------------------------------------------------------------------------------------------------------------------------
Security ID:              BACM Series 2004-4                                        Initial Balance:                      33,000,000

Settlement Date:              10/12/04                                              Initial Pass-Through Rate:               3.4550%

Accrual Start Date:           10/01/04

First Pay Date:               11/10/04
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)             Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
---------------------------------------------------------------------------------------------------------------------------
During YM                       0.00%                0.00%                0.00%                0.00%                0.00%
During Open                     0.00%               25.00%               50.00%               75.00%              100.00%
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                             Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
---------------------------------------------------------------------------------------------------------------------------
     99.75000000                3.57                 3.57                 3.57                 3.57                 3.57
     99.81250000                3.53                 3.53                 3.53                 3.53                 3.53
     99.87500000                3.50                 3.50                 3.50                 3.50                 3.50
     99.93750000                3.47                 3.47                 3.47                 3.47                 3.47
    100.00000000                3.43                 3.43                 3.43                 3.43                 3.43
    100.06250000                3.40                 3.40                 3.40                 3.40                 3.40
    100.12500000                3.37                 3.37                 3.37                 3.37                 3.37
    100.18750000                3.34                 3.34                 3.34                 3.34                 3.34
    100.25000000                3.30                 3.30                 3.30                 3.30                 3.30
    100.31250000                3.27                 3.27                 3.27                 3.27                 3.27
    100.37500000                3.24                 3.24                 3.24                 3.24                 3.24
    100.43750000                3.21                 3.21                 3.21                 3.21                 3.21
    100.50000000                3.17                 3.17                 3.17                 3.17                 3.17
    100.56250000                3.14                 3.14                 3.14                 3.14                 3.14
    100.62500000                3.11                 3.11                 3.11                 3.11                 3.11
    100.68750000                3.08                 3.08                 3.08                 3.08                 3.08
    100.75000000                3.04                 3.04                 3.04                 3.04                 3.04
WAL (Yrs)                       2.02                 2.02                 2.02                 2.02                 2.02
Mod Dur                         1.91                 1.91                 1.91                 1.91                 1.91
FirstPrinPay                 11/10/2004           11/10/2004           11/10/2004           11/10/2004           11/10/2004
Maturity                      7/10/2008            7/10/2008            7/10/2008            7/10/2008            7/10/2008
Prin Window (Months)             45                   45                   45                   45                   45
---------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Assumptions                                                                     Treasury Curve as of
--------------------------------------------------------------------               -------------------------------------------------
1% Cleanup Call is Not Exercised                                                             Term (Yrs)            Yield (BEY%)
--------------------------------                                                   -------------------------------------------------
Initial Balance is as of October 2004                                                          1/12                2.645
-------------------------------------

Prepay Rates are a Constant % of CPR                                                            1/4                2.645

100% of All Prepayment Premiums are assumed to be collected                                     1/2                2.645

Prepayment Premiums are allocated to one or more classes                                          2                2.645

of the offered certificates as described under
  "Description of the Certificates-Distributions-                                                 3                2.889

Distributions of Prepayment Premiums" in the Prospectus Supplement.                               5                3.404

No Extensions on any Mortgage Loan                                                               10                4.137

No Delinquencies on any Mortgage Loan                                                            30                4.906

No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC


                                                    Price/Yield Table - Class A-2

------------------------------------------------------------------------------------------------------------------------------------
Security ID:             BACM Series 2004-4                                         Initial Balance:                      48,000,000

Settlement Date:              10/12/04                                              Initial Pass-Through Rate:                4.041%

Accrual Start Date:           10/01/04

First Pay Date:               11/10/04
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)             Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                       0.00%                0.00%                0.00%                0.00%                0.00%
During Open                     0.00%               25.00%               50.00%               75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                             Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
    100.00000000                4.05                 4.05                 4.05                 4.05                 4.05
    100.06250000                4.03                 4.03                 4.03                 4.03                 4.03
    100.12500000                4.02                 4.02                 4.02                 4.02                 4.02
    100.18750000                4.00                 4.00                 4.00                 4.00                 4.00
    100.25000000                3.99                 3.99                 3.99                 3.98                 3.98
    100.31250000                3.97                 3.97                 3.97                 3.97                 3.97
    100.37500000                3.95                 3.95                 3.95                 3.95                 3.95
    100.43750000                3.94                 3.94                 3.94                 3.94                 3.94
    100.50000000                3.92                 3.92                 3.92                 3.92                 3.92
    100.56250000                3.91                 3.91                 3.91                 3.90                 3.90
    100.62500000                3.89                 3.89                 3.89                 3.89                 3.89
    100.68750000                3.87                 3.87                 3.87                 3.87                 3.87
    100.75000000                3.86                 3.86                 3.86                 3.86                 3.85
    100.81250000                3.84                 3.84                 3.84                 3.84                 3.84
    100.87500000                3.83                 3.83                 3.83                 3.83                 3.82
    100.93750000                3.81                 3.81                 3.81                 3.81                 3.81
    101.00000000                3.80                 3.79                 3.79                 3.79                 3.79
WAL (Yrs)                       4.34                 4.33                 4.32                 4.31                 4.26
Mod Dur                         3.91                 3.90                 3.89                 3.88                 3.85
FirstPrinPay                  7/10/2008            7/10/2008            7/10/2008            7/10/2008            7/10/2008
Maturity                      4/10/2009            4/10/2009            4/10/2009            3/10/2009            2/10/2009
Prin Window (Months)             10                   10                   10                    9                    8
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
               Assumptions                                                                         Treasury Curve as of
---------------------------------------------------------------------            ---------------------------------------------------
1% Cleanup Call is Not Exercised                                                             Term (Yrs)          Yield (BEY%)
--------------------------------                                                 ---------------------------------------------------
Initial Balance is as of October 2004                                                           1/12                2.645
-------------------------------------

Prepay Rates are a Constant % of CPR                                                            1/4                 2.645

100% of All Prepayment Premiums are assumed to be collected                                     1/2                 2.645

Prepayment Premiums are allocated to one or more classes                                          2                 2.645

of the offered certificates as described under
  "Description of the Certificates-Distributions-                                                 3                 2.889

Distributions of Prepayment Premiums" in the Prospectus Supplement.                               5                 3.404

No Extensions on any Mortgage Loan                                                               10                 4.137

No Delinquencies on any Mortgage Loan                                                            30                 4.906

No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC


                                                    Price/Yield Table - Class A-3

------------------------------------------------------------------------------------------------------------------------------------
Security ID:             BACM Series 2004-4                                         Initial Balance:                     240,000,000

Settlement Date:              10/12/04                                              Initial Pass-Through Rate:                4.128%

Accrual Start Date:           10/01/04

First Pay Date:               11/10/04
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)             Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                       0.00%                0.00%                0.00%                0.00%                0.00%
During Open                     0.00%               25.00%               50.00%               75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                             Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
    100.00000000                4.14                 4.14                 4.14                 4.14                 4.14
    100.06250000                4.12                 4.12                 4.12                 4.12                 4.12
    100.12500000                4.11                 4.11                 4.11                 4.11                 4.11
    100.18750000                4.09                 4.09                 4.09                 4.09                 4.09
    100.25000000                4.08                 4.08                 4.08                 4.08                 4.08
    100.31250000                4.07                 4.07                 4.07                 4.06                 4.06
    100.37500000                4.05                 4.05                 4.05                 4.05                 4.05
    100.43750000                4.04                 4.04                 4.04                 4.04                 4.03
    100.50000000                4.02                 4.02                 4.02                 4.02                 4.02
    100.56250000                4.01                 4.01                 4.01                 4.01                 4.00
    100.62500000                3.99                 3.99                 3.99                 3.99                 3.99
    100.68750000                3.98                 3.98                 3.98                 3.98                 3.97
    100.75000000                3.96                 3.96                 3.96                 3.96                 3.96
    100.81250000                3.95                 3.95                 3.95                 3.95                 3.94
    100.87500000                3.93                 3.93                 3.93                 3.93                 3.93
    100.93750000                3.92                 3.92                 3.92                 3.92                 3.91
    101.00000000                3.90                 3.90                 3.90                 3.90                 3.90
WAL (Yrs)                       4.73                 4.73                 4.72                 4.71                 4.59
Mod Dur                         4.22                 4.22                 4.21                 4.20                 4.10
FirstPrinPay                 4/10/2009            4/10/2009            4/10/2009            3/10/2009            2/10/2009
Maturity                     6/10/2010            6/10/2010            6/10/2010            6/10/2010            6/10/2010
Prin Window (Months              15                   15                   15                   16                   17
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
               Assumptions                                                                        Treasury Curve as of
--------------------------------------------------------------------               -------------------------------------------------
1% Cleanup Call is Not Exercised                                                            Term (Yrs)           Yield (BEY%)
--------------------------------                                                   -------------------------------------------------
Initial Balance is as of October 2004                                                          1/12                 2.645
-------------------------------------

Prepay Rates are a Constant % of CPR                                                            1/4                 2.645

100% of All Prepayment Premiums are assumed to be collected                                     1/2                 2.645

Prepayment Premiums are allocated to one or more classes                                          2                 2.645

of the offered certificates as described under
  "Description of the Certificates-Distributions-                                                 3                 2.889

Distributions of Prepayment Premiums" in the Prospectus Supplement.                               5                 3.404

No Extensions on any Mortgage Loan                                                               10                 4.137

No Delinquencies on any Mortgage Loan                                                            30                 4.906

No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                                                    Price/Yield Table - Class A-4

------------------------------------------------------------------------------------------------------------------------------------
Security ID:                              BACM Series 2004-4                        Initial Balance:                     225,000,000

Settlement Date:                                    10/12/04                        Initial Pass-Through Rate:                4.502%

Accrual Start Date:                                 10/01/04

First Pay Date:                                     11/10/04
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)             Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                       0.00%                0.00%                0.00%                0.00%                0.00%
During Open                     0.00%               25.00%               50.00%               75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                             Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
    100.00000000                4.52                 4.52                 4.52                 4.52                 4.52
    100.06250000                4.51                 4.51                 4.51                 4.51                 4.51
    100.12500000                4.50                 4.50                 4.50                 4.50                 4.50
    100.18750000                4.49                 4.49                 4.49                 4.49                 4.49
    100.25000000                4.48                 4.48                 4.48                 4.48                 4.48
    100.31250000                4.47                 4.47                 4.47                 4.47                 4.47
    100.37500000                4.46                 4.46                 4.46                 4.46                 4.46
    100.43750000                4.45                 4.45                 4.45                 4.45                 4.44
    100.50000000                4.44                 4.44                 4.44                 4.44                 4.43
    100.56250000                4.43                 4.43                 4.42                 4.42                 4.42
    100.62500000                4.41                 4.41                 4.41                 4.41                 4.41
    100.68750000                4.40                 4.40                 4.40                 4.40                 4.40
    100.75000000                4.39                 4.39                 4.39                 4.39                 4.39
    100.81250000                4.38                 4.38                 4.38                 4.38                 4.38
    100.87500000                4.37                 4.37                 4.37                 4.37                 4.37
    100.93750000                4.36                 4.36                 4.36                 4.36                 4.35
    101.00000000                4.35                 4.35                 4.35                 4.35                 4.34
WAL (Yrs)                       6.67                 6.66                 6.64                 6.61                 6.48
Mod Dur                         5.65                 5.64                 5.63                 5.61                 5.51
FirstPrinPay                 6/10/2010            6/10/2010            6/10/2010            6/10/2010            6/10/2010
Maturity                     9/10/2011            9/10/2011            9/10/2011            9/10/2011            6/10/2011
Prin Window (Months)             16                   16                   16                   16                   13
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
               Assumptions                                                                        Treasury Curve as of
--------------------------------------------------------------------               -------------------------------------------------
1% Cleanup Call is Not Exercised                                                            Term (Yrs)           Yield (BEY%)
--------------------------------                                                   -------------------------------------------------
Initial Balance is as of October 2004                                                          1/12                 2.645
-------------------------------------

Prepay Rates are a Constant % of CPR                                                            1/4                 2.645

100% of All Prepayment Premiums are assumed to be collected                                     1/2                 2.645

Prepayment Premiums are allocated to one or more classes                                          2                 2.645

of the offered certificates as described under
  "Description of the Certificates-Distributions-                                                 3                 2.889

Distributions of Prepayment Premiums" in the Prospectus Supplement.                               5                 3.404

No Extensions on any Mortgage Loan                                                               10                 4.137

No Delinquencies on any Mortgage Loan                                                            30                 4.906

No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                                                    Price/Yield Table - Class A-5

------------------------------------------------------------------------------------------------------------------------------------
Security ID:              BACM Series 2004-4                                        Initial Balance:                     107,000,000

Settlement Date:               10/12/04                                             Initial Pass-Through Rate:                4.576%

Accrual Start Date:            10/01/04

First Pay Date:                11/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)              Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                        0.00%                0.00%                0.00%                0.00%                0.00%
During Open                      0.00%               25.00%               50.00%               75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                              Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
     100.00000000                4.60                 4.60                 4.60                 4.60                 4.60
     100.06250000                4.59                 4.59                 4.59                 4.59                 4.59
     100.12500000                4.58                 4.58                 4.58                 4.58                 4.58
     100.18750000                4.57                 4.57                 4.57                 4.57                 4.57
     100.25000000                4.56                 4.56                 4.56                 4.56                 4.56
     100.31250000                4.55                 4.55                 4.55                 4.55                 4.55
     100.37500000                4.54                 4.54                 4.54                 4.54                 4.54
     100.43750000                4.53                 4.53                 4.53                 4.53                 4.53
     100.50000000                4.52                 4.52                 4.52                 4.52                 4.52
     100.56250000                4.51                 4.51                 4.51                 4.51                 4.50
     100.62500000                4.50                 4.50                 4.50                 4.50                 4.49
     100.68750000                4.49                 4.49                 4.49                 4.49                 4.48
     100.75000000                4.48                 4.48                 4.48                 4.48                 4.47
     100.81250000                4.46                 4.46                 4.46                 4.46                 4.46
     100.87500000                4.45                 4.45                 4.45                 4.45                 4.45
     100.93750000                4.44                 4.44                 4.44                 4.44                 4.44
     101.00000000                4.43                 4.43                 4.43                 4.43                 4.43
WAL (Yrs)                        7.12                 7.12                 7.12                 7.11                 6.98
Mod Dur                          5.95                 5.95                 5.95                 5.95                 5.85
FirstPrinPay                   09/10/11             09/10/11             09/10/11             09/10/11             06/10/11
Maturity                       09/10/13             09/10/13             08/10/13             08/10/13             07/10/13
Prin Window (Months)              25                   25                   24                   24                   26
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
               Assumptions                                                                        Treasury Curve as of
--------------------------------------------------------------------               -------------------------------------------------
1% Cleanup Call is Not Exercised                                                             Term (Yrs)          Yield (BEY%)
--------------------------------                                                   -------------------------------------------------
Initial Balance is as of October 2004                                                           1/12                 2.645
-------------------------------------

Prepay Rates are a Constant % of CPR                                                             1/4                 2.645

100% of All Prepayment Premiums are assumed to be collected                                      1/2                 2.645

Prepayment Premiums are allocated to one or more classes                                           2                 2.645

of the offered certificates as described under
  "Description of the Certificates-Distributions-                                                  3                 2.889

Distributions of Prepayment Premiums" in the Prospectus Supplement.                                5                 3.404

No Extensions on any Mortgage Loan                                                                10                 4.137

No Delinquencies on any Mortgage Loan                                                             30                 4.906

No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC


                                                    Price/Yield Table - Class A-6

------------------------------------------------------------------------------------------------------------------------------------
Security ID:              BACM Series 2004-4                                        Initial Balance:                     272,199,171

Settlement Date:              10/12/04                                              Initial Pass-Through Rate:                4.877%

Accrual Start Date:           10/01/04

First Pay Date:               11/10/04
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)              Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                        0.00%                0.00%                0.00%                0.00%                0.00%
During Open                      0.00%               25.00%               50.00%               75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                              Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
     100.00000000                4.91                 4.91                 4.91                 4.91                 4.91
     100.06250000                4.90                 4.90                 4.90                 4.90                 4.90
     100.12500000                4.89                 4.89                 4.89                 4.89                 4.89
     100.18750000                4.89                 4.89                 4.89                 4.89                 4.88
     100.25000000                4.88                 4.88                 4.88                 4.88                 4.88
     100.31250000                4.87                 4.87                 4.87                 4.87                 4.87
     100.37500000                4.86                 4.86                 4.86                 4.86                 4.86
     100.43750000                4.85                 4.85                 4.85                 4.85                 4.85
     100.50000000                4.84                 4.84                 4.84                 4.84                 4.84
     100.56250000                4.84                 4.84                 4.84                 4.83                 4.83
     100.62500000                4.83                 4.83                 4.83                 4.83                 4.82
     100.68750000                4.82                 4.82                 4.82                 4.82                 4.82
     100.75000000                4.81                 4.81                 4.81                 4.81                 4.81
     100.81250000                4.80                 4.80                 4.80                 4.80                 4.80
     100.87500000                4.79                 4.79                 4.79                 4.79                 4.79
     100.93750000                4.79                 4.79                 4.79                 4.78                 4.78
     101.00000000                4.78                 4.78                 4.78                 4.78                 4.77
WAL (yrs)                        9.53                 9.51                 9.48                 9.44                 9.27
Mod Dur                          7.46                 7.45                 7.43                 7.41                 7.30
First Prin Pay                 09/10/13             09/10/13             08/10/13             08/10/13             07/10/13
Maturity                       07/10/14             07/10/14             07/10/14             07/10/14             04/10/14
Prin Win                          11                   11                   12                   12                   10
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
               Assumptions                                                                        Treasury Curve as of
--------------------------------------------------------------------               -------------------------------------------------
1% Cleanup Call is Not Exercised                                                             Term (Yrs)           Yield (BEY%)
--------------------------------                                                   -------------------------------------------------
Initial Balance is as of October 2004                                                           1/12                 2.645
-------------------------------------

Prepay Rates are a Constant % of CPR                                                             1/4                 2.645

100% of All Prepayment Premiums are assumed to be collected                                      1/2                 2.645

Prepayment Premiums are allocated to one or more classes                                           2                 2.645

of the offered certificates as described under
  "Description of the Certificates-Distributions-                                                  3                 2.889

Distributions of Prepayment Premiums" in the Prospectus Supplement.                                5                 3.404

No Extensions on any Mortgage Loan                                                                10                 4.137

No Delinquencies on any Mortgage Loan                                                             30                 4.906

No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC


                                                     Price/Yield Table - Class B

------------------------------------------------------------------------------------------------------------------------------------
Security ID:               BACM Series 2004-4                                       Initial Balance:                      35,640,764

Settlement Date:               10/12/04                                             Initial Pass-Through Rate:                4.985%

Accrual Start Date:            10/01/04

First Pay Date:                11/10/04
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)              Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                        0.00%                0.00%                0.00%                0.00%                0.00%
During Open                      0.00%               25.00%               50.00%               75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                              Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
     100.00000000                5.02                 5.02                 5.02                 5.02                 5.02
     100.06250000                5.01                 5.01                 5.01                 5.01                 5.01
     100.12500000                5.00                 5.00                 5.00                 5.00                 5.00
     100.18750000                5.00                 5.00                 5.00                 5.00                 5.00
     100.25000000                4.99                 4.99                 4.99                 4.99                 4.99
     100.31250000                4.98                 4.98                 4.98                 4.98                 4.98
     100.37500000                4.97                 4.97                 4.97                 4.97                 4.97
     100.43750000                4.96                 4.96                 4.96                 4.96                 4.96
     100.50000000                4.96                 4.96                 4.96                 4.96                 4.95
     100.56250000                4.95                 4.95                 4.95                 4.95                 4.95
     100.62500000                4.94                 4.94                 4.94                 4.94                 4.94
     100.68750000                4.93                 4.93                 4.93                 4.93                 4.93
     100.75000000                4.92                 4.92                 4.92                 4.92                 4.92
     100.81250000                4.92                 4.92                 4.91                 4.91                 4.91
     100.87500000                4.91                 4.91                 4.91                 4.91                 4.90
     100.93750000                4.90                 4.90                 4.90                 4.90                 4.90
     101.00000000                4.89                 4.89                 4.89                 4.89                 4.89
WAL (Yrs)                        9.91                 9.91                 9.88                 9.85                 9.58
Mod Dur                          7.66                 7.65                 7.64                 7.62                 7.46
FirstPrinPay                   9/10/2014            8/10/2014            8/10/2014            8/10/2014            5/10/2014
Maturity                       9/10/2014            9/10/2014            9/10/2014            9/10/2014            5/10/2014
Prin Window (Months)               1                    2                    2                    2                    1
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
               Assumptions                                                                        Treasury Curve as of
--------------------------------------------------------------------               -------------------------------------------------
1% Cleanup Call is Not Exercised                                                             Term (Yrs)           Yield (BEY%)
--------------------------------                                                   -------------------------------------------------
Initial Balance is as of October 2004                                                           1/12                 2.645
-------------------------------------

Prepay Rates are a Constant % of CPR                                                             1/4                 2.645

100% of All Prepayment Premiums are assumed to be collected                                      1/2                 2.645

Prepayment Premiums are allocated to one or more classes                                           2                 2.645

of the offered certificates as described under
  "Description of the Certificates-Distributions-                                                  3                 2.889

Distributions of Prepayment Premiums" in the Prospectus Supplement.                                5                 3.404

No Extensions on any Mortgage Loan                                                                10                 4.137

No Delinquencies on any Mortgage Loan                                                             30                 4.906

No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC


                                                     Price/Yield Table - Class C

------------------------------------------------------------------------------------------------------------------------------------
Security ID:              BACM Series 2004-4                                        Initial Balance:                      11,340,243

Settlement Date:               10/12/04                                             Initial Pass-Through Rate:                5.024%

Accrual Start Date:            10/01/04

First Pay Date:                11/10/04
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)              Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                        0.00%                0.00%                0.00%                0.00%                0.00%
During Open                      0.00%               25.00%               50.00%               75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                              Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
     100.00000000                5.06                 5.06                 5.06                 5.06                 5.06
     100.06250000                5.05                 5.05                 5.05                 5.05                 5.05
     100.12500000                5.04                 5.04                 5.04                 5.04                 5.04
     100.18750000                5.04                 5.04                 5.04                 5.04                 5.04
     100.25000000                5.03                 5.03                 5.03                 5.03                 5.03
     100.31250000                5.02                 5.02                 5.02                 5.02                 5.02
     100.37500000                5.01                 5.01                 5.01                 5.01                 5.01
     100.43750000                5.00                 5.00                 5.00                 5.00                 5.00
     100.50000000                5.00                 5.00                 5.00                 5.00                 4.99
     100.56250000                4.99                 4.99                 4.99                 4.99                 4.99
     100.62500000                4.98                 4.98                 4.98                 4.98                 4.98
     100.68750000                4.97                 4.97                 4.97                 4.97                 4.97
     100.75000000                4.96                 4.96                 4.96                 4.96                 4.96
     100.81250000                4.95                 4.95                 4.95                 4.95                 4.95
     100.87500000                4.95                 4.95                 4.95                 4.95                 4.94
     100.93750000                4.94                 4.94                 4.94                 4.94                 4.94
     101.00000000                4.93                 4.93                 4.93                 4.93                 4.93
WAL (Yrs)                        9.91                 9.91                 9.91                 9.91                 9.64
Mod Dur                          7.64                 7.64                 7.64                 7.64                 7.48
FirstPrinPay                   9/10/2014            9/10/2014            9/10/2014            9/10/2014            5/10/2014
Maturity                       9/10/2014            9/10/2014            9/10/2014            9/10/2014            6/10/2014
Prin Window (Months)               1                    1                    1                    1                    2
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
               Assumptions                                                                        Treasury Curve as of
--------------------------------------------------------------------               -------------------------------------------------
1% Cleanup Call is Not Exercised                                                             Term (Yrs)           Yield (BEY%)
--------------------------------                                                   -------------------------------------------------
Initial Balance is as of October 2004                                                           1/12                 2.645
-------------------------------------

Prepay Rates are a Constant % of CPR                                                             1/4                 2.645

100% of All Prepayment Premiums are assumed to be collected                                      1/2                 2.645

Prepayment Premiums are allocated to one or more classes                                           2                 2.645

of the offered certificates as described under
  "Description of the Certificates-Distributions-                                                  3                 2.889

Distributions of Prepayment Premiums" in the Prospectus Supplement.                                5                 3.404

No Extensions on any Mortgage Loan                                                                10                 4.137

No Delinquencies on any Mortgage Loan                                                             30                 4.906

No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC


                                                     Price/Yield Table - Class D

------------------------------------------------------------------------------------------------------------------------------------
Security ID:              BACM Series 2004-4                                        Initial Balance:                      21,060,451

Settlement Date:               10/12/04                                             Initial Pass-Through Rate:                5.073%

Accrual Start Date:            10/01/04

First Pay Date:                11/10/04
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)              Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                        0.00%                0.00%                0.00%                0.00%                0.00%
During Open                      0.00%               25.00%               50.00%               75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                              Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
     100.00000000                5.11                 5.11                 5.11                 5.11                 5.11
     100.06250000                5.10                 5.10                 5.10                 5.10                 5.10
     100.12500000                5.09                 5.09                 5.09                 5.09                 5.09
     100.18750000                5.09                 5.09                 5.09                 5.09                 5.08
     100.25000000                5.08                 5.08                 5.08                 5.08                 5.08
     100.31250000                5.07                 5.07                 5.07                 5.07                 5.07
     100.37500000                5.06                 5.06                 5.06                 5.06                 5.06
     100.43750000                5.05                 5.05                 5.05                 5.05                 5.05
     100.50000000                5.04                 5.04                 5.04                 5.04                 5.04
     100.56250000                5.04                 5.04                 5.04                 5.04                 5.03
     100.62500000                5.03                 5.03                 5.03                 5.03                 5.03
     100.68750000                5.02                 5.02                 5.02                 5.02                 5.02
     100.75000000                5.01                 5.01                 5.01                 5.01                 5.01
     100.81250000                5.00                 5.00                 5.00                 5.00                 5.00
     100.87500000                5.00                 5.00                 5.00                 5.00                 4.99
     100.93750000                4.99                 4.99                 4.99                 4.99                 4.99
     101.00000000                4.98                 4.98                 4.98                 4.98                 4.98
WAL (Yrs)                        9.91                 9.91                 9.91                 9.91                 9.66
Mod Dur                          7.62                 7.62                 7.62                 7.62                 7.47
FirstPrinPay                   9/10/2014            9/10/2014            9/10/2014            9/10/2014            6/10/2014
Maturity                       9/10/2014            9/10/2014            9/10/2014            9/10/2014            6/10/2014
Prin Window (Months)               1                    1                    1                    1                    1
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
              Assumptions                                                                         Treasury Curve as of
--------------------------------------------------------------------               -------------------------------------------------
1% Cleanup Call is Not Exercised                                                             Term (Yrs)           Yield (BEY%)
--------------------------------                                                   -------------------------------------------------
Initial Balance is as of October 2004                                                           1/12                 2.645
-------------------------------------

Prepay Rates are a Constant % of CPR                                                             1/4                 2.645

100% of All Prepayment Premiums are assumed to be collected                                      1/2                 2.645

Prepayment Premiums are allocated to one or more classes                                           2                 2.645

of the offered certificates as described under
  "Description of the Certificates-Distributions-                                                  3                 2.889

Distributions of Prepayment Premiums" in the Prospectus Supplement.                                5                 3.404

No Extensions on any Mortgage Loan                                                                10                 4.137

No Delinquencies on any Mortgage Loan                                                             30                 4.906

No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC


                                                    Price/Yield Table - Class A-1A

------------------------------------------------------------------------------------------------------------------------------------
Security ID:               BACM Series 2004-4                                       Initial Balance:                     202,345,000

Settlement Date:               10/12/04                                             Initial Pass-Through Rate:                4.632%

Accrual Start Date:            10/01/04

First Pay Date:                11/10/04
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)              Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                        0.00%               25.00%               50.00%               75.00%              100.00%
During Open                      0.00%               25.00%               50.00%               75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                              Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
     100.00000000                4.66                 4.73                 4.78                 4.82                 4.88
     100.06250000                4.65                 4.72                 4.77                 4.81                 4.87
     100.12500000                4.64                 4.70                 4.76                 4.80                 4.86
     100.18750000                4.63                 4.69                 4.75                 4.79                 4.84
     100.25000000                4.62                 4.68                 4.74                 4.78                 4.83
     100.31250000                4.61                 4.67                 4.73                 4.77                 4.82
     100.37500000                4.60                 4.66                 4.72                 4.76                 4.81
     100.43750000                4.59                 4.65                 4.70                 4.75                 4.80
     100.50000000                4.58                 4.64                 4.69                 4.74                 4.79
     100.56250000                4.57                 4.63                 4.68                 4.72                 4.77
     100.62500000                4.56                 4.62                 4.67                 4.71                 4.76
     100.68750000                4.55                 4.61                 4.66                 4.70                 4.75
     100.75000000                4.54                 4.60                 4.65                 4.69                 4.74
     100.81250000                4.53                 4.59                 4.64                 4.68                 4.73
     100.87500000                4.52                 4.58                 4.63                 4.67                 4.72
     100.93750000                4.51                 4.57                 4.62                 4.66                 4.71
     101.00000000                4.50                 4.56                 4.61                 4.65                 4.69
WAL (yrs)                        7.54                 7.29                 7.10                 6.95                 6.63
Mod Dur                          6.14                 5.91                 5.73                 5.59                 5.34
First Prin Pay                11/10/2004           11/10/2004           11/10/2004           11/10/2004           11/10/2004
Maturity                       9/10/2014            8/10/2014            8/10/2014            8/10/2014            5/10/2014
Prin Win                          119                  118                  118                  118                  115
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
             Assumptions                                                                           Treasury Curve as of
--------------------------------------------------------------------                 -----------------------------------------------
1% Cleanup Call is Not Exercised                                                             Term (Yrs)           Yield (BEY%)
--------------------------------                                                     -----------------------------------------------
Initial Balance is as of October 2004                                                           1/12                 2.645
-------------------------------------

Prepay Rates are a Constant % of CPR                                                             1/4                 2.645

100% of All Prepayment Premiums are assumed to be collected                                      1/2                 2.645

Prepayment Premiums are allocated to one or more classes                                           2                 2.645

of the offered certificates as described under
  "Description of the Certificates-Distributions-                                                  3                 2.889

Distributions of Prepayment Premiums" in the Prospectus Supplement.                                5                 3.404

No Extensions on any Mortgage Loan                                                                10                 4.137

No Delinquencies on any Mortgage Loan                                                             30                 4.906

No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                                                    Price/Yield Table - Class A-1

------------------------------------------------------------------------------------------------------------------------------------
Security ID:              BACM Series 2004-4                                        Initial Balance:                      33,000,000

Settlement Date:               10/12/04                                             Initial Pass-Through Rate:               3.4550%

Accrual Start Date:            10/01/04

First Pay Date:                11/10/04
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)              Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                        0.00%               25.00%               50.00%               75.00%              100.00%
During Open                      0.00%               25.00%               50.00%               75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                              Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
      99.75000000                3.57                 4.46                 5.41                 6.70                18.22
      99.81250000                3.53                 4.39                 5.30                 6.52                17.35
      99.87500000                3.50                 4.32                 5.19                 6.34                16.47
      99.93750000                3.47                 4.25                 5.08                 6.15                15.61
     100.00000000                3.43                 4.19                 4.96                 5.97                14.74
     100.06250000                3.40                 4.12                 4.85                 5.79                13.88
     100.12500000                3.37                 4.05                 4.74                 5.61                13.03
     100.18750000                3.34                 3.98                 4.63                 5.43                12.18
     100.25000000                3.30                 3.91                 4.51                 5.25                11.33
     100.31250000                3.27                 3.84                 4.40                 5.07                10.48
     100.37500000                3.24                 3.78                 4.29                 4.88                 9.64
     100.43750000                3.21                 3.71                 4.18                 4.70                 8.81
     100.50000000                3.17                 3.64                 4.07                 4.52                 7.97
     100.56250000                3.14                 3.57                 3.95                 4.35                 7.15
     100.62500000                3.11                 3.50                 3.84                 4.17                 6.32
     100.68750000                3.08                 3.43                 3.73                 3.99                 5.50
     100.75000000                3.04                 3.37                 3.62                 3.81                 4.68
WAL (Yrs)                        2.02                 0.95                 0.58                 0.36                 0.08
Mod Dur                          1.91                 0.91                 0.56                 0.34                 0.07
FirstPrinPay                  11/10/2004           11/10/2004           11/10/2004           11/10/2004           11/10/2004
Maturity                       7/10/2008            8/10/2006            1/10/2006            7/10/2005           11/10/2004
Prin Window (Months)               45                   22                   15                    9                    1
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
             Assumptions                                                                          Treasury Curve as of
--------------------------------------------------------------------                 -----------------------------------------------
1% Cleanup Call is Not Exercised                                                             Term (Yrs)           Yield (BEY%)
--------------------------------                                                     -----------------------------------------------
Initial Balance is as of October 2004                                                           1/12                 2.645
-------------------------------------

Prepay Rates are a Constant % of CPR                                                             1/4                 2.645

100% of All Prepayment Premiums are assumed to be collected                                      1/2                 2.645

Prepayment Premiums are allocated to one or more classes                                           2                 2.645

of the offered certificates as described under
  "Description of the Certificates-Distributions-                                                  3                 2.889

Distributions of Prepayment Premiums" in the Prospectus Supplement                                 5                 3.404

No Extensions on any Mortgage Loan                                                                10                 4.137

No Delinquencies on any Mortgage Loan                                                             30                 4.906

No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC


                                                    Price/Yield Table - Class A-2

------------------------------------------------------------------------------------------------------------------------------------
Security ID:              BACM Series 2004-4                                        Initial Balance:                      48,000,000

Settlement Date:               10/12/04                                             Initial Pass-Through Rate:                4.041%

Accrual Start Date:            10/01/04

First Pay Date:                11/10/04
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)              Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                        0.00%               25.00%               50.00%               75.00%              100.00%
During Open                      0.00%               25.00%               50.00%               75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                              Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
     100.00000000                4.05                 4.73                 4.92                 5.18                 5.57
     100.06250000                4.03                 4.70                 4.89                 5.14                 5.51
     100.12500000                4.02                 4.67                 4.85                 5.10                 5.45
     100.18750000                4.00                 4.65                 4.82                 5.06                 5.40
     100.25000000                3.99                 4.62                 4.79                 5.02                 5.34
     100.31250000                3.97                 4.60                 4.75                 4.98                 5.28
     100.37500000                3.95                 4.57                 4.72                 4.94                 5.22
     100.43750000                3.94                 4.54                 4.69                 4.90                 5.16
     100.50000000                3.92                 4.52                 4.66                 4.86                 5.10
     100.56250000                3.91                 4.49                 4.62                 4.82                 5.04
     100.62500000                3.89                 4.47                 4.59                 4.78                 4.98
     100.68750000                3.87                 4.44                 4.56                 4.74                 4.93
     100.75000000                3.86                 4.41                 4.52                 4.69                 4.87
     100.81250000                3.84                 4.39                 4.49                 4.65                 4.81
     100.87500000                3.83                 4.36                 4.46                 4.61                 4.75
     100.93750000                3.81                 4.34                 4.43                 4.57                 4.69
     101.00000000                3.80                 4.31                 4.39                 4.53                 4.63
WAL (Yrs)                        4.34                 2.58                 2.01                 1.62                 1.13
Mod Dur                          3.91                 2.40                 1.89                 1.53                 1.06
FirstPrinPay                   7/10/2008            8/10/2006            1/10/2006            7/10/2005           11/10/2004
Maturity                       4/10/2009           11/10/2007            6/10/2007           12/10/2006            6/10/2006
Prin Window (Months)               10                   16                   18                   18                   20
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
             Assumptions                                                                          Treasury Curve as of
--------------------------------------------------------------------                 -----------------------------------------------
1% Cleanup Call is Not Exercised                                                             Term (Yrs)          Yield (BEY%)
--------------------------------                                                     -----------------------------------------------
Initial Balance is as of October 2004                                                           1/12                 2.645
-------------------------------------

Prepay Rates are a Constant % of CPR                                                             1/4                 2.645

100% of All Prepayment Premiums are assumed to be collected                                      1/2                 2.645

Prepayment Premiums are allocated to one or more classes                                           2                 2.645

of the offered certificates as described under
  "Description of the Certificates-Distributions-                                                  3                 2.889

Distributions of Prepayment Premiums" in the Prospectus Supplement                                 5                 3.404

No Extensions on any Mortgage Loan                                                                10                 4.137

No Delinquencies on any Mortgage Loan                                                             30                 4.906

No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                                                    Price/Yield Table - Class A-3

------------------------------------------------------------------------------------------------------------------------------------
Security ID:              BACM Series 2004-4                                        Initial Balance:                     240,000,000

Settlement Date:               10/12/04                                             Initial Pass-Through Rate:                4.128%

Accrual Start Date:            10/01/04

First Pay Date:                11/10/04
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)              Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                        0.00%               25.00%               50.00%               75.00%              100.00%
During Open                      0.00%               25.00%               50.00%               75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                              Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
     100.00000000                4.14                 4.26                 4.44                 4.59                 4.81
     100.06250000                4.12                 4.24                 4.43                 4.57                 4.78
     100.12500000                4.11                 4.23                 4.41                 4.55                 4.76
     100.18750000                4.09                 4.21                 4.39                 4.53                 4.74
     100.25000000                4.08                 4.19                 4.37                 4.51                 4.72
     100.31250000                4.07                 4.18                 4.35                 4.49                 4.69
     100.37500000                4.05                 4.16                 4.34                 4.47                 4.67
     100.43750000                4.04                 4.15                 4.32                 4.45                 4.65
     100.50000000                4.02                 4.13                 4.30                 4.43                 4.63
     100.56250000                4.01                 4.12                 4.28                 4.41                 4.60
     100.62500000                3.99                 4.10                 4.27                 4.39                 4.58
     100.68750000                3.98                 4.08                 4.25                 4.38                 4.56
     100.75000000                3.96                 4.07                 4.23                 4.36                 4.53
     100.81250000                3.95                 4.05                 4.21                 4.34                 4.51
     100.87500000                3.93                 4.04                 4.20                 4.32                 4.49
     100.93750000                3.92                 4.02                 4.18                 4.30                 4.47
     101.00000000                3.90                 4.00                 4.16                 4.28                 4.44
WAL (Yrs)                        4.73                 4.36                 3.89                 3.51                 2.98
Mod Dur                          4.22                 3.91                 3.52                 3.19                 2.73
FirstPrinPay                   4/10/2009           11/10/2007            6/10/2007           12/10/2006            6/10/2006
Maturity                       6/10/2010            8/10/2009            7/10/2009            6/10/2009            2/10/2009
Prin Window (Months)               15                   22                   26                   31                   33
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
             Assumptions                                                                           Treasury Curve as of
--------------------------------------------------------------------                 -----------------------------------------------
1% Cleanup Call is Not Exercised                                                             Term (Yrs)           Yield (BEY%)
--------------------------------                                                     -----------------------------------------------
Initial Balance is as of October 2004                                                           1/12                 2.645
-------------------------------------

Prepay Rates are a Constant % of CPR                                                             1/4                 2.645

100% of All Prepayment Premiums are assumed to be collected                                      1/2                 2.645

Prepayment Premiums are allocated to one or more classes                                           2                 2.645

of the offered certificates as described under
  "Description of the Certificates-Distributions-                                                  3                 2.889

Distributions of Prepayment Premiums" in the Prospectus Supplement                                 5                 3.404

No Extensions on any Mortgage Loan                                                                10                 4.137

No Delinquencies on any Mortgage Loan                                                             30                 4.906

No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                                                    Price/Yield Table - Class A-4

------------------------------------------------------------------------------------------------------------------------------------
Security ID:              BACM Series 2004-4                                        Initial Balance:                     225,000,000

Settlement Date:               10/12/04                                             Initial Pass-Through Rate:                4.502%

Accrual Start Date:            10/01/04

First Pay Date:                11/10/04
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)              Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                        0.00%               25.00%               50.00%               75.00%              100.00%
During Open                      0.00%               25.00%               50.00%               75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                              Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
     100.00000000                4.52                 4.58                 4.59                 4.58                 4.59
     100.06250000                4.51                 4.57                 4.58                 4.57                 4.58
     100.12500000                4.50                 4.56                 4.57                 4.56                 4.56
     100.18750000                4.49                 4.55                 4.55                 4.55                 4.55
     100.25000000                4.48                 4.54                 4.54                 4.54                 4.54
     100.31250000                4.47                 4.53                 4.53                 4.52                 4.53
     100.37500000                4.46                 4.51                 4.52                 4.51                 4.51
     100.43750000                4.45                 4.50                 4.50                 4.50                 4.50
     100.50000000                4.44                 4.49                 4.49                 4.49                 4.49
     100.56250000                4.43                 4.48                 4.48                 4.47                 4.47
     100.62500000                4.41                 4.47                 4.47                 4.46                 4.46
     100.68750000                4.40                 4.46                 4.46                 4.45                 4.45
     100.75000000                4.39                 4.44                 4.44                 4.44                 4.44
     100.81250000                4.38                 4.43                 4.43                 4.43                 4.42
     100.87500000                4.37                 4.42                 4.42                 4.41                 4.41
     100.93750000                4.36                 4.41                 4.41                 4.40                 4.40
     101.00000000                4.35                 4.40                 4.40                 4.39                 4.39
WAL (Yrs)                        6.67                 6.25                 6.04                 5.92                 5.71
Mod Dur                          5.65                 5.34                 5.17                 5.08                 4.92
FirstPrinPay                   6/10/2010            8/10/2009            7/10/2009            6/10/2009            2/10/2009
Maturity                       9/10/2011            9/10/2011            8/10/2011            8/10/2011            6/10/2011
Prin Window (Months)               16                   26                   26                   27                   29
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
             Assumptions                                                                           Treasury Curve as of
--------------------------------------------------------------------                 -----------------------------------------------
1% Cleanup Call is Not Exercised                                                             Term (Yrs)           Yield (BEY%)
--------------------------------                                                     -----------------------------------------------
Initial Balance is as of October 2004                                                           1/12                 2.645
-------------------------------------

Prepay Rates are a Constant % of CPR                                                             1/4                 2.645

100% of All Prepayment Premiums are assumed to be collected                                      1/2                 2.645

Prepayment Premiums are allocated to one or more classes                                           2                 2.645

of the offered certificates as described under
  "Description of the Certificates-Distributions-                                                  3                 2.889

Distributions of Prepayment Premiums" in the Prospectus Supplement                                 5                 3.404

No Extensions on any Mortgage Loan                                                                10                 4.137

No Delinquencies on any Mortgage Loan                                                             30                 4.906

No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC


                                                    Price/Yield Table - Class A-5

------------------------------------------------------------------------------------------------------------------------------------
Security ID:               BACM Series 2004-4                                       Initial Balance:                     107,000,000

Settlement Date:               10/12/04                                             Initial Pass-Through Rate:                4.576%

Accrual Start Date:            10/01/04

First Pay Date:                11/10/04
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)              Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                        0.00%               25.00%               50.00%               75.00%              100.00%
During Open                      0.00%               25.00%               50.00%               75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                              Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
     100.00000000                4.60                 4.60                 4.60                 4.60                 4.60
     100.06250000                4.59                 4.59                 4.59                 4.59                 4.59
     100.12500000                4.58                 4.58                 4.58                 4.58                 4.58
     100.18750000                4.57                 4.57                 4.57                 4.57                 4.57
     100.25000000                4.56                 4.56                 4.56                 4.56                 4.56
     100.31250000                4.55                 4.55                 4.55                 4.55                 4.54
     100.37500000                4.54                 4.54                 4.54                 4.54                 4.53
     100.43750000                4.53                 4.53                 4.53                 4.53                 4.52
     100.50000000                4.52                 4.52                 4.52                 4.51                 4.51
     100.56250000                4.51                 4.51                 4.51                 4.50                 4.50
     100.62500000                4.50                 4.50                 4.49                 4.49                 4.49
     100.68750000                4.49                 4.48                 4.48                 4.48                 4.48
     100.75000000                4.48                 4.47                 4.47                 4.47                 4.47
     100.81250000                4.46                 4.46                 4.46                 4.46                 4.46
     100.87500000                4.45                 4.45                 4.45                 4.45                 4.44
     100.93750000                4.44                 4.44                 4.44                 4.44                 4.43
     101.00000000                4.43                 4.43                 4.43                 4.43                 4.42
WAL (Yrs)                        7.12                 6.91                 6.89                 6.87                 6.66
Mod Dur                          5.95                 5.81                 5.79                 5.78                 5.63
FirstPrinPay                   09/10/11             09/10/11             08/10/11             08/10/11             06/10/11
Maturity                       09/10/13             09/10/11             09/10/11             09/10/11             06/10/11
Prin Window (Months)               25                    1                    2                    2                    1
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
             Assumptions                                                                          Treasury Curve as of
--------------------------------------------------------------------                 -----------------------------------------------
1% Cleanup Call is Not Exercised                                                             Term (Yrs)           Yield (BEY%)
--------------------------------                                                     -----------------------------------------------
Initial Balance is as of October 2004                                                           1/12                 2.645
-------------------------------------

Prepay Rates are a Constant % of CPR                                                             1/4                 2.645

100% of All Prepayment Premiums are assumed to be collected                                      1/2                 2.645

Prepayment Premiums are allocated to one or more classes                                           2                 2.645

of the offered certificates as described under
  "Description of the Certificates-Distributions-                                                  3                 2.889

Distributions of Prepayment Premiums" in the Prospectus Supplement                                 5                 3.404

No Extensions on any Mortgage Loan                                                                10                 4.137

No Delinquencies on any Mortgage Loan                                                             30                 4.906

No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties


This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                                                    Price/Yield Table - Class A-6

------------------------------------------------------------------------------------------------------------------------------------
Security ID:              BACM Series 2004-4                                        Initial Balance:                     272,199,171

Settlement Date:               10/12/04                                             Initial Pass-Through Rate:                4.877%

Accrual Start Date:            10/01/04

First Pay Date:                11/10/04
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)              Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                        0.00%               25.00%               50.00%               75.00%              100.00%
During Open                      0.00%               25.00%               50.00%               75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                              Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
     100.00000000                4.91                 4.92                 4.92                 4.91                 4.91
     100.06250000                4.90                 4.91                 4.91                 4.90                 4.90
     100.12500000                4.89                 4.91                 4.90                 4.89                 4.89
     100.18750000                4.89                 4.90                 4.89                 4.88                 4.88
     100.25000000                4.88                 4.89                 4.88                 4.88                 4.87
     100.31250000                4.87                 4.88                 4.87                 4.87                 4.86
     100.37500000                4.86                 4.87                 4.86                 4.86                 4.86
     100.43750000                4.85                 4.86                 4.85                 4.85                 4.85
     100.50000000                4.84                 4.85                 4.85                 4.84                 4.84
     100.56250000                4.84                 4.84                 4.84                 4.83                 4.83
     100.62500000                4.83                 4.84                 4.83                 4.82                 4.82
     100.68750000                4.82                 4.83                 4.82                 4.81                 4.81
     100.75000000                4.81                 4.82                 4.81                 4.80                 4.80
     100.81250000                4.80                 4.81                 4.80                 4.80                 4.79
     100.87500000                4.79                 4.80                 4.79                 4.79                 4.78
     100.93750000                4.79                 4.79                 4.78                 4.78                 4.77
     101.00000000                4.78                 4.78                 4.78                 4.77                 4.77
WAL (yrs)                        9.53                 9.08                 8.92                 8.86                 8.68
Mod Dur                          7.46                 7.17                 7.07                 7.03                 6.92
First Prin Pay                 09/10/13             09/10/11             09/10/11             09/10/11             06/10/11
Maturity                       07/10/14             07/10/14             07/10/14             07/10/14             04/10/14
Prin Win                           11                   35                   35                   35                   35
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
             Assumptions                                                                          Treasury Curve as of
--------------------------------------------------------------------                 -----------------------------------------------
1% Cleanup Call is Not Exercised                                                             Term (Yrs)           Yield (BEY%)
--------------------------------                                                     -----------------------------------------------
Initial Balance is as of October 2004                                                           1/12                 2.645
-------------------------------------

Prepay Rates are a Constant % of CPR                                                             1/4                 2.645

100% of All Prepayment Premiums are assumed to be collected                                      1/2                 2.645

Prepayment Premiums are allocated to one or more classes                                           2                 2.645

of the offered certificates as described under
  "Description of the Certificates-Distributions-                                                  3                 2.889

Distributions of Prepayment Premiums" in the Prospectus Supplement                                 5                 3.404

No Extensions on any Mortgage Loan                                                                10                 4.137

No Delinquencies on any Mortgage Loan                                                             30                 4.906

No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                                                     Price/Yield Table - Class B

------------------------------------------------------------------------------------------------------------------------------------
Security ID:              BACM Series 2004-4                                        Initial Balance:                      35,640,764

Settlement Date:               10/12/04                                             Initial Pass-Through Rate:                4.985%

Accrual Start Date:            10/01/04

First Pay Date:                11/10/04
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)              Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                        0.00%               25.00%               50.00%               75.00%              100.00%
During Open                      0.00%               25.00%               50.00%               75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                              Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
     100.00000000                5.02                 5.02                 5.02                 5.02                 5.02
     100.06250000                5.01                 5.01                 5.01                 5.01                 5.01
     100.12500000                5.00                 5.00                 5.00                 5.00                 5.00
     100.18750000                5.00                 5.00                 5.00                 5.00                 5.00
     100.25000000                4.99                 4.99                 4.99                 4.99                 4.99
     100.31250000                4.98                 4.98                 4.98                 4.98                 4.98
     100.37500000                4.97                 4.97                 4.97                 4.97                 4.97
     100.43750000                4.96                 4.96                 4.96                 4.96                 4.96
     100.50000000                4.96                 4.96                 4.96                 4.96                 4.95
     100.56250000                4.95                 4.95                 4.95                 4.95                 4.95
     100.62500000                4.94                 4.94                 4.94                 4.94                 4.94
     100.68750000                4.93                 4.93                 4.93                 4.93                 4.93
     100.75000000                4.92                 4.92                 4.92                 4.92                 4.92
     100.81250000                4.92                 4.92                 4.91                 4.91                 4.91
     100.87500000                4.91                 4.91                 4.91                 4.91                 4.90
     100.93750000                4.90                 4.90                 4.90                 4.90                 4.90
     101.00000000                4.89                 4.89                 4.89                 4.89                 4.89
WAL (Yrs)                        9.91                 9.91                 9.88                 9.85                 9.58
Mod Dur                          7.66                 7.65                 7.64                 7.62                 7.46
FirstPrinPay                  9/10/2014            8/10/2014            8/10/2014            8/10/2014            5/10/2014
Maturity                      9/10/2014            9/10/2014            9/10/2014            9/10/2014            5/10/2014
Prin Window (Months)                1                    2                    2                    2                    1
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
             Assumptions                                                                          Treasury Curve as of
--------------------------------------------------------------------                 -----------------------------------------------
1% Cleanup Call is Not Exercised                                                             Term (Yrs)           Yield (BEY%)
--------------------------------                                                     -----------------------------------------------
Initial Balance is as of October 2004                                                           1/12                 2.645
-------------------------------------

Prepay Rates are a Constant % of CPR                                                             1/4                 2.645

100% of All Prepayment Premiums are assumed to be collected                                      1/2                 2.645

Prepayment Premiums are allocated to one or more classes                                           2                 2.645

of the offered certificates as described under
  "Description of the Certificates-Distributions-                                                  3                 2.889

Distributions of Prepayment Premiums" in the Prospectus Supplement                                 5                 3.404

No Extensions on any Mortgage Loan                                                                10                 4.137

No Delinquencies on any Mortgage Loan                                                             30                 4.906

No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                                                     Price/Yield Table - Class C

------------------------------------------------------------------------------------------------------------------------------------
Security ID:              BACM Series 2004-4                                        Initial Balance:                      11,340,243

Settlement Date:               10/12/04                                             Initial Pass-Through Rate:                5.024%

Accrual Start Date:            10/01/04

First Pay Date:                11/10/04
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)              Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                        0.00%               25.00%               50.00%               75.00%              100.00%
During Open                      0.00%               25.00%               50.00%               75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                              Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
     100.00000000                5.06                 5.06                 5.06                 5.06                 5.06
     100.06250000                5.05                 5.05                 5.05                 5.05                 5.05
     100.12500000                5.04                 5.04                 5.04                 5.04                 5.04
     100.18750000                5.04                 5.04                 5.04                 5.04                 5.04
     100.25000000                5.03                 5.03                 5.03                 5.03                 5.03
     100.31250000                5.02                 5.02                 5.02                 5.02                 5.02
     100.37500000                5.01                 5.01                 5.01                 5.01                 5.01
     100.43750000                5.00                 5.00                 5.00                 5.00                 5.00
     100.50000000                5.00                 5.00                 5.00                 5.00                 4.99
     100.56250000                4.99                 4.99                 4.99                 4.99                 4.99
     100.62500000                4.98                 4.98                 4.98                 4.98                 4.98
     100.68750000                4.97                 4.97                 4.97                 4.97                 4.97
     100.75000000                4.96                 4.96                 4.96                 4.96                 4.96
     100.81250000                4.95                 4.95                 4.95                 4.95                 4.95
     100.87500000                4.95                 4.95                 4.95                 4.95                 4.94
     100.93750000                4.94                 4.94                 4.94                 4.94                 4.94
     101.00000000                4.93                 4.93                 4.93                 4.93                 4.93
WAL (yrs)                        9.91                 9.91                 9.91                 9.91                 9.64
Mod Dur                          7.64                 7.64                 7.64                 7.64                 7.48
First Prin Pay                 9/10/2014            9/10/2014            9/10/2014            9/10/2014            5/10/2014
Maturity                       9/10/2014            9/10/2014            9/10/2014            9/10/2014            6/10/2014
Prin Win                            1                    1                    1                    1                    2
Yield Spread                       87                   87                   87                   87                   91
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
             Assumptions                                                                           Treasury Curve as of
--------------------------------------------------------------------                 -----------------------------------------------
1% Cleanup Call is Not Exercised                                                             Term (Yrs)          Yield (BEY%)
--------------------------------                                                     -----------------------------------------------
Initial Balance is as of October 2004                                                           1/12                 2.645
-------------------------------------

Prepay Rates are a Constant % of CPR                                                             1/4                 2.645

100% of All Prepayment Premiums are assumed to be collected                                      1/2                 2.645

Prepayment Premiums are allocated to one or more classes                                           2                 2.645

of the offered certificates as described under
  "Description of the Certificates-Distributions-                                                  3                 2.889

Distributions of Prepayment Premiums" in the Prospectus Supplement                                 5                 3.404

No Extensions on any Mortgage Loan                                                                10                 4.137

No Delinquencies on any Mortgage Loan                                                             30                 4.906

No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC


                                                     Price/Yield Table - Class D

------------------------------------------------------------------------------------------------------------------------------------
Security ID:              BACM Series 2004-4                                        Initial Balance:                      21,060,451

Settlement Date:               10/12/04                                             Initial Pass-Through Rate:                5.073%

Accrual Start Date:            10/01/04

First Pay Date:                11/10/04
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)              Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
During YM                        0.00%               25.00%               50.00%               75.00%              100.00%
During Open                      0.00%               25.00%               50.00%               75.00%              100.00%
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                              Scenario 1           Scenario 2           Scenario 3           Scenario 4           Scenario 5
------------------------------------------------------------------------------------------------------------------------------------
     100.00000000                5.11                 5.11                 5.11                 5.11                 5.11
     100.06250000                5.10                 5.10                 5.10                 5.10                 5.10
     100.12500000                5.09                 5.09                 5.09                 5.09                 5.09
     100.18750000                5.09                 5.09                 5.09                 5.09                 5.08
     100.25000000                5.08                 5.08                 5.08                 5.08                 5.08
     100.31250000                5.07                 5.07                 5.07                 5.07                 5.07
     100.37500000                5.06                 5.06                 5.06                 5.06                 5.06
     100.43750000                5.05                 5.05                 5.05                 5.05                 5.05
     100.50000000                5.04                 5.04                 5.04                 5.04                 5.04
     100.56250000                5.04                 5.04                 5.04                 5.04                 5.03
     100.62500000                5.03                 5.03                 5.03                 5.03                 5.03
     100.68750000                5.02                 5.02                 5.02                 5.02                 5.02
     100.75000000                5.01                 5.01                 5.01                 5.01                 5.01
     100.81250000                5.00                 5.00                 5.00                 5.00                 5.00
     100.87500000                5.00                 5.00                 5.00                 5.00                 4.99
     100.93750000                4.99                 4.99                 4.99                 4.99                 4.99
     101.00000000                4.98                 4.98                 4.98                 4.98                 4.98
WAL (Yrs)                        9.91                 9.91                 9.91                 9.91                 9.66
Mod Dur                          7.62                 7.62                 7.62                 7.62                 7.47
FirstPrinPay                   9/10/2014            9/10/2014            9/10/2014            9/10/2014            6/10/2014
Maturity                       9/10/2014            9/10/2014            9/10/2014            9/10/2014            6/10/2014
Prin Window (Months)                1                    1                    1                    1                    1
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
             Assumptions                                                                           Treasury Curve as of
--------------------------------------------------------------------                 -----------------------------------------------
1% Cleanup Call is Not Exercised                                                             Term (Yrs)           Yield (BEY%)
--------------------------------                                                     -----------------------------------------------
Initial Balance is as of October 2004                                                           1/12                 2.645
-------------------------------------

Prepay Rates are a Constant % of CPR                                                             1/4                 2.645

100% of All Prepayment Premiums are assumed to be collected                                      1/2                 2.645

Prepayment Premiums are allocated to one or more classes                                           2                 2.645

of the offered certificates as described under
  "Description of the Certificates-Distributions-                                                  3                 2.889

Distributions of Prepayment Premiums" in the Prospectus Supplement                                 5                 3.404

No Extensions on any Mortgage Loan                                                                10                 4.137

No Delinquencies on any Mortgage Loan                                                             30                 4.906

No Defaults on any Mortgage Loan
------------------------------------------------------------------------------------------------------------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Banc of America Securities LLC

                          Price/Yield Table - Class XP

-------------------------------------------------------------------------------------------------------------------------------
Security ID:           BACM Series 2004-4                                        Initial Balance:               1,264,855,847
Settlement Date:              10/12/04                                           Initial Pass-Through Rate:           0.9189%
Accrual Start Date:           10/01/04
First Pay Date:               11/10/04
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)             Scenario 1            Scenario 2             Scenario 3            Scenario 4          Scenario 5

During YM                      0.00%                  0.00%                  0.00%                 0.00%               0.00%
During Open                    0.00%                 25.00%                 50.00%                75.00%             100.00%
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                             Scenario 1            Scenario 2             Scenario 3            Scenario 4          Scenario 5
           3.531700             5.22                  5.22                   5.22                  5.22                5.22
           3.547330             5.06                  5.06                   5.06                  5.06                5.06
           3.562950             4.90                  4.90                   4.90                  4.90                4.90
           3.578580             4.73                  4.73                   4.73                  4.73                4.73
           3.594200             4.57                  4.57                   4.57                  4.57                4.57
           3.609830             4.42                  4.42                   4.42                  4.42                4.42
           3.625450             4.26                  4.26                   4.26                  4.26                4.26
           3.641080             4.10                  4.10                   4.10                  4.10                4.10
           3.656700             3.95                  3.95                   3.95                  3.95                3.95
           3.672320             3.79                  3.79                   3.79                  3.79                3.79
           3.687950             3.64                  3.64                   3.64                  3.64                3.64
           3.703570             3.49                  3.49                   3.49                  3.49                3.49
           3.719200             3.33                  3.33                   3.33                  3.33                3.33
           3.734820             3.18                  3.18                   3.18                  3.18                3.18
           3.750450             3.03                  3.03                   3.03                  3.03                3.03
           3.766070             2.89                  2.89                   2.89                  2.89                2.89
           3.781700             2.74                  2.74                   2.74                  2.74                2.74
WAL (yrs)                       5.28                  5.28                   5.28                  5.28                5.28
Mod Dur                         2.73                  2.73                   2.73                  2.73                2.73
First Prin Pay               4/10/2005              4/10/2005             4/10/2005              4/10/2005          4/10/2005
Maturity                     10/10/2011            10/10/2011             10/10/2011            10/10/2011          10/10/2011
Prin Win                         79                    79                     79                    79                  79
Yield Spread                     50                    50                     50                    50                  50
-------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------  -------------------------------
          Assumptions                                                                                  Treasury Curve as of
----------------------------------------------------------------------------------------------  -------------------------------
1% Cleanup Call is Exercised                                                                      Term (Yrs)       Yield (BEY%)
----------------------------                                                                    -------------     -------------
Initial Balance is as of October 2004
-------------------------------------                                                                1/12             2.645
Prepay Rates are a Constant % of CPR                                                                  1/4             2.645
100% of All Prepayment Premiums are assumed to be collected                                           1/2             2.645
Prepayment Premiums are allocated to one or more classes                                               2              2.645
of the offered certificates as described under "Description of the Certificates-Distributions-         3              2.889
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                    5              3.404
No Extensions on any Mortgage Loan                                                                    10              4.137
No Delinquencies on any Mortgage Loan                                                                 30              4.906
No Defaults on any Mortgage Loan
----------------------------------------------------------------------------------------------  -------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class XP

--------------------------------------------------------------------------------------------------------------------------------
Security ID:               BACM Series 2004-4                                      Initial Balance:               1,264,855,847
Settlement Date:                  10/12/04                                         Initial Pass-Through Rate:           0.9189%
Accrual Start Date:               10/01/04
First Pay Date:                   11/10/04
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)                 Scenario 1        Scenario 2          Scenario 3            Scenario 4             Scenario 5

During YM                          0.00%             25.00%              50.00%                75.00%                100.00%
During Open                        0.00%             25.00%              50.00%                75.00%                100.00%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                 Scenario 1        Scenario 2          Scenario 3            Scenario 4             Scenario 5
           3.531700                 5.22              5.92                5.91                  5.37                   4.00
           3.547330                 5.06              5.75                5.74                  5.20                   3.84
           3.562950                 4.90              5.59                5.58                  5.04                   3.68
           3.578580                 4.73              5.43                5.42                  4.88                   3.52
           3.594200                 4.57              5.26                5.26                  4.72                   3.36
           3.609830                 4.42              5.10                5.10                  4.56                   3.20
           3.625450                 4.26              4.95                4.94                  4.40                   3.05
           3.641080                 4.10              4.79                4.78                  4.24                   2.89
           3.656700                 3.95              4.63                4.62                  4.08                   2.74
           3.672320                 3.79              4.47                4.46                  3.93                   2.59
           3.687950                 3.64              4.32                4.31                  3.77                   2.43
           3.703570                 3.49              4.17                4.15                  3.62                   2.28
           3.719200                 3.33              4.01                4.00                  3.47                   2.13
           3.734820                 3.18              3.86                3.85                  3.32                   1.98
           3.750450                 3.03              3.71                3.70                  3.17                   1.84
           3.766070                 2.89              3.56                3.55                  3.02                   1.69
           3.781700                 2.74              3.41                3.40                  2.87                   1.54
WAL (yrs)                           5.28              5.28                5.24                  5.16                   5.01
Mod Dur                             2.73              2.71                2.70                  2.72                   2.76
First Prin Pay                   4/10/2005         12/10/2004          12/10/2004            11/10/2004             11/10/2004
Maturity                         10/10/2011        10/10/2011          10/10/2011            10/10/2011             10/10/2011
Prin Win                             79                83                  83                    84                     84
Yield Spread                         50                119                118                    66                    -67
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------  --------------------------------
          Assumptions                                                                                   Treasury Curve as of
----------------------------------------------------------------------------------------------  --------------------------------
1% Cleanup Call is Exercised                                                                       Term (Yrs)      Yield (BEY%)
----------------------------                                                                    --------------    --------------
Initial Balance is as of October 2004
-------------------------------------                                                                 1/12            2.645
Prepay Rates are a Constant % of CPR                                                                   1/4            2.645
100% of All Prepayment Premiums are assumed to be collected                                            1/2            2.645
Prepayment Premiums are allocated to one or more classes                                                2             2.645
of the offered certificates as described under "Description of the Certificates-Distributions-          3             2.889
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                     5             3.404
No Extensions on any Mortgage Loan                                                                     10             4.137
No Delinquencies on any Mortgage Loan                                                                  30             4.906
No Defaults on any Mortgage Loan
----------------------------------------------------------------------------------------------  --------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class XP

---------------------------------------------------------------------------------------------------------------------------
Security ID:                     BACM Series 2004-4                          Initial Balance:                1,264,855,847
Settlement Date:                        10/12/04                             Initial Pass-Through Rate:            0.9349%
Accrual Start Date:                     10/01/04
First Pay Date:                         11/10/04
---------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Prepayment (CPR)                       Scenario 1            Scenario 2             Scenario 3

During YM                                0.00%                  0.00%                 0.00%
During Open                             100.00%                100.00%               100.00%
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Defualt (CDR)                          Scenario 1            Scenario 2             Scenario 3

                                                             0 Yield Sce           0 Spread Sce
Default Rate                             0.00%                 14.56%                 8.43%
Loss Severity                            0.00%                 35.00%                 35.00%
Lag (months)                               0                      6                     6
Default Starting in Month                  0                      1                     1
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                       Scenario 1            Scenario 2             Scenario 3
          3.594840000                     5.11                  1.27                   4.65
          3.610470000                     4.95                  1.11                   4.49
          3.626090000                     4.79                  0.95                   4.33
          3.641720000                     4.63                  0.78                   4.17
          3.657340000                     4.47                  0.62                   4.01
          3.672970000                     4.32                  0.47                   3.85
          3.688590000                     4.16                  0.31                   3.70
          3.704220000                     4.01                  0.15                   3.54
          3.719840000                     3.85                  0.00                   3.39
          3.735460000                     3.70                  -0.16                  3.24
          3.751090000                     3.55                  -0.31                  3.08
          3.766710000                     3.40                  -0.46                  2.93
          3.782340000                     3.25                  -0.61                  2.78
          3.797960000                     3.10                  -0.76                  2.64
          3.813590000                     2.96                  -0.91                  2.49
          3.829210000                     2.81                  -1.06                  2.34
          3.844840000                     2.67                  -1.21                  2.20
WAL (yrs)                                 5.28                  4.74                   5.20
Mod Dur                                   2.73                  2.69                   2.72
First Prin Pay                         4/10/2005              4/10/2005             4/10/2005
Maturity                               10/10/2011            10/10/2011             10/10/2011
Prin Win                                   79                    79                     79
Yield Spread                               45                   -329                    0
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------  -------------------------------
                                     Assumptions                                                         Treasury Curve as of
------------------------------------------------------------------------------------------------  -------------------------------
1% Cleanup Call is Exercised                                                                       Term (Yrs)        Yield (BEY%)
----------------------------                                                                      -------------     -------------
Initial Balance is as of October 2004
-------------------------------------                                                                 1/12              2.476
Prepay Rates are a Constant % of CPR                                                                  1/4               2.476
100% of All Prepayment Premiums are assumed to be collected                                           1/2               2.476
Prepayment Premiums are allocated to one or more classes                                               2                2.476
of the offered certificates as described under "Description of the Certificates-Distributions-         3                2.796
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                    5                3.360
                                                                                                       10               4.142
                                                                                                       30               4.932
------------------------------------------------------------------------------------------------  -------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class A-6

------------------------------------------------------------------------------------------------------------------------
Security ID:                    BACM Series 2004-4                         Initial Balance:                 272,199,171
Settlement Date:                       10/12/04                            Initial Pass-Through Rate:            4.872%
Accrual Start Date:                    10/01/04
First Pay Date:                        11/10/04
------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
Prepayment (CPR)                      Scenario 1            Scenario 2             Scenario 3

During YM                               0.00%                  0.00%                 0.00%
During Open                             0.00%                  0.00%                 0.00%
Default (CDR)                         Scenario 1            Scenario 2             Scenario 3
Default Rate - Rest of the Pool         0.00%                  0.00%                 0.50%
Default Rate - West Ridge Mall          0.00%                 100.00%               100.00%
Loss Severity                           0.00%                 35.00%                 35.00%
Recovery lag                              0                     12                     12
Default in month                          0                     24                     24
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                      Scenario 1            Scenario 2             Scenario 3
         100.00000000                    4.91                  4.90                   4.90
         100.06250000                    4.90                  4.90                   4.90
         100.12500000                    4.89                  4.89                   4.89
         100.18750000                    4.88                  4.88                   4.88
         100.25000000                    4.87                  4.87                   4.87
         100.31250000                    4.86                  4.86                   4.86
         100.37500000                    4.86                  4.85                   4.85
         100.43750000                    4.85                  4.84                   4.84
         100.50000000                    4.84                  4.84                   4.84
         100.56250000                    4.83                  4.83                   4.83
         100.62500000                    4.82                  4.82                   4.82
         100.68750000                    4.81                  4.81                   4.81
         100.75000000                    4.81                  4.80                   4.80
         100.81250000                    4.80                  4.79                   4.79
         100.87500000                    4.79                  4.78                   4.78
         100.93750000                    4.78                  4.78                   4.78
         101.00000000                    4.77                  4.77                   4.77
WAL (yrs)                                9.53                  9.18                   9.12
Mod Dur                                  7.47                  7.24                   7.20
First Prin Pay                         09/10/13              09/10/11               09/10/11
Maturity                               07/10/14              07/10/14               07/10/14
Prin Win                                  11                    35                     35
                                                                                       83
-----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------  ----------------------------------
          Assumptions                                                                                   Treasury Curve as of
----------------------------------------------------------------------------------------------  ----------------------------------
1% Cleanup Call is Not Exercised                                                                  Term (Yrs)         Yield (BEY%)
--------------------------------                                                                ---------------     --------------
Initial Balance is as of October 2004
-------------------------------------                                                               1/12                2.476
Prepay Rates are a Constant % of CPR                                                                 1/4                2.476
100% of All Prepayment Premiums are assumed to be collected                                          1/2                2.476
Prepayment Premiums are allocated to one or more classes                                              2                 2.476
of the offered certificates as described under "Description of the Certificates-Distributions-        3                 2.796
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                   5                 3.360
No Extensions on any Mortgage Loan                                                                   10                 4.142
                                                                                                     30                 4.932
----------------------------------------------------------------------------------------------  ----------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing in this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded in its entirety by the information contained in any final prospectus and prospectus supplement for any securities actually sold to you, which you should read before making any investment decision. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as Underwriter and not acting as agent for the issuer in connection with the proposed transaction.

Banc of America Securities LLC

                          Price/Yield Table - Class XP

--------------------------------------------------------------------------------------------
Security ID:              BACM Series 2004-4        Initial Balance:           1,296,027,783
Settlement Date:                10/12/04            Initial Pass-Through Rate:       0.0525%
Accrual Start Date:             11/10/04
First Pay Date:                 10/01/04
--------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Prepayment (CPR)               Scenario 1   Scenario 2   Scenario 3   Scenario 4   Scenario 5   Scenario 6   Scenario 7  Scenario 8

During YM                        0.00%        0.00%        0.00%        0.00%         0.00%       0.00%        0.00%        0.00%
During Open                     100.00%      100.00%      100.00%      100.00%       100.00%     100.00%      100.00%      100.00%

Defualt (CDR)                  Scenario 1   Scenario 2   Scenario 3   Scenario 4   Scenario 5   Scenario 6   Scenario 7  Scenario 8

Default Rate                     0.00%        4.00%        5.00%        6.00%         7.00%       8.00%        9.00%       10.00%
Loss Severity                    0.00%        40.00%       40.00%       40.00%       40.00%       40.00%       40.00%      40.00%
Lag (months)                       0            12           12           12           12           12           12          12
Default Starting in Month          0            1            1            1             1           1            1            1

                               Scenario 1   Scenario 2   Scenario 3   Scenario 4   Scenario 5   Scenario 6   Scenario 7  Scenario 8
         3.594840000              5.11         5.11         5.11         5.05         4.89         4.51         3.96        3.23
         3.610470000              4.95         4.95         4.95         4.89         4.73         4.35         3.80        3.07
         3.626090000              4.79         4.79         4.79         4.73         4.57         4.19         3.64        2.91
         3.641720000              4.63         4.63         4.63         4.57         4.41         4.03         3.48        2.75
         3.657340000              4.47         4.47         4.47         4.41         4.26         3.87         3.33        2.59
         3.672970000              4.32         4.32         4.32         4.25         4.10         3.71         3.17        2.44
         3.688590000              4.16         4.16         4.16         4.10         3.94         3.56         3.01        2.28
         3.704220000              4.01         4.01         4.01         3.95         3.79         3.40         2.86        2.13
         3.719840000              3.85         3.85         3.85         3.79         3.64         3.25         2.71        1.97
         3.735470000              3.70         3.70         3.70         3.64         3.48         3.10         2.55        1.82
         3.751090000              3.55         3.55         3.55         3.49         3.33         2.95         2.40        1.67
         3.766720000              3.40         3.40         3.40         3.34         3.18         2.80         2.25        1.52
         3.782340000              3.25         3.25         3.25         3.19         3.03         2.65         2.10        1.37
         3.797970000              3.10         3.10         3.10         3.04         2.88         2.50         1.95        1.22
         3.813590000              2.96         2.96         2.96         2.89         2.74         2.35         1.81        1.07
         3.829220000              2.81         2.81         2.81         2.75         2.59         2.20         1.66        0.92
         3.844840000              2.67         2.67         2.67         2.60         2.45         2.06         1.52        0.78
WAL (yrs)                         5.28         5.28         5.28         5.26         5.21         5.14         5.06        4.95
Mod Dur                           2.73         2.73         2.73         2.73         2.73         2.73         2.73        2.72
First Prin Pay                 4/10/2005    4/10/2005    4/10/2005    4/10/2005     4/10/2005   4/10/2005    4/10/2005    4/10/2005
Maturity                       10/10/2011   10/10/2011   10/10/2011   10/10/2011   10/10/2011   10/10/2011   10/10/2011  10/10/2011
Yield Spread                       45           45           45           39           24          -13          -66         -138
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------  -----------------------------------
                                   Assumptions                                                          Treasury Curve as of
----------------------------------------------------------------------------------------------  -----------------------------------
1% Cleanup Call is Exercised                                                                      Term (Yrs)         Yield (BEY%)
----------------------------                                                                    --------------      ---------------
Initial Balance is as of Oct 2004
---------------------------------                                                                    1/12               2.4760%
Prepay Rates are a Constant % of CPR                                                                 1/4                2.4760%
100% of All Prepayment Premiums are assumed to be collected                                          1/2                2.4760%
Prepayment Premiums are allocated to one or more classes                                              2                 2.4760%
of the offered certificates as described under "Description of the Certificates-Distributions-        3                 2.7960%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                   5                 3.3600%
No Extensions on any Mortgage Loan                                                                    10                4.1420%
                                                                                                      30                4.9320%
----------------------------------------------------------------------------------------------  -----------------------------------

Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). The securities mentioned herein have not been and will not be registered under the Securities Act of 1933 (as amended, the "Securities Act") or any state securities or foreign securities laws and may not be re-offered, resold, pledged or otherwise transferred except (a) (i) to a person who is a qualified institutional buyer (as defined in the Securities Act) in a transaction meeting the requirements of Rule 144A under the Securities Act or
(ii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), (b) in accordance with all applicable securities laws of the United States or foreign jurisdictions and (c) otherwise in accordance with the terms of the Pooling and Servicing Agreement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final Private Placement Memorandum for any securities actually sold to you. This material is furnished solely by the Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Certain terms used herein are defined in the Private Placement Memorandum.

Banc of America Securities LLC

                          Price/Yield Table - Class XP

-----------------------------------------------------------------------------------------------------------------------------------
Security ID:                    BACM Series 2004-4                                   Initial Balance:               1,296,027,783
Settlement Date:                      10/12/04                                       Initial Pass-Through Rate:           0.0525%
Accrual Start Date:                   11/10/04
First Pay Date:                       10/01/04
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------
Prepayment (CPR)                     Scenario 1             Scenario 2
---------------------------------------------------------------------------

During YM                               4.00%                 10.00%
During Points                          25.00%                 35.00%
During Open                            65.00%                 75.00%
---------------------------------------------------------------------------


---------------------------------------------------------------------------
                                     Scenario 1             Scenario 2
---------------------------------------------------------------------------
          3.594840000                   5.39                   5.74
          3.610470000                   5.23                   5.57
          3.626090000                   5.07                   5.41
          3.641720000                   4.91                   5.25
          3.657340000                   4.75                   5.09
          3.672970000                   4.60                   4.94
          3.688590000                   4.44                   4.78
          3.704220000                   4.29                   4.63
          3.719840000                   4.13                   4.47
          3.735470000                   3.98                   4.32
          3.751090000                   3.83                   4.17
          3.766720000                   3.68                   4.01
          3.782340000                   3.53                   3.86
          3.797970000                   3.38                   3.72
          3.813590000                   3.23                   3.57
          3.829220000                   3.09                   3.42
          3.844840000                   2.94                   3.27
WAL (yrs)                               5.28                   5.28
Mod Dur                                 2.72                   2.71
First Prin Pay                        3/10/2005             2/10/2005
Maturity                             10/10/2011             10/10/2011
Yield Spread                             73                    107
---------------------------------------------------------------------------

---------------------------------------------------------------------------------------------- ------------------------------------
                              Assumptions                                                              Treasury Curve as of
---------------------------------------------------------------------------------------------- ------------------------------------
1% Cleanup Call is Exercised                                                                     Term (Yrs)           Yield (BEY%)
----------------------------                                                                   ---------------       --------------
Initial Balance is as of Oct 2004
---------------------------------                                                                   1/12                 2.4760%
Prepay Rates are a Constant % of CPR                                                                1/4                  2.4760%
100% of All Prepayment Premiums are assumed to be collected                                         1/2                  2.4760%
Prepayment Premiums are allocated to one or more classes                                             2                   2.4760%
of the offered certificates as described under "Description of the Certificates-Distributions-       3                   2.7960%
Distributions of Prepayment Premiums" in the Prospectus Supplement.                                  5                   3.3600%
No Extensions on any Mortgage Loan                                                                   10                  4.1420%
                                                                                                     30                  4.9320%
---------------------------------------------------------------------------------------------- ------------------------------------


Rating Agencies Do Not Address the Likelihood of Receipt of Prepayment Penalties
--------------------------------------------------------------------------------

This material is for your private information and Banc of America Securities LLC (the "Placement Agent") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Placement Agent considers reliable, but the Placement Agent does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Placement Agent makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Placement Agent and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). The securities mentioned herein have not been and will not be registered under the Securities Act of 1933 (as amended, the "Securities Act") or any state securities or foreign securities laws and may not be re-offered, resold, pledged or otherwise transferred except (a) (i) to a person who is a qualified institutional buyer (as defined in the Securities Act) in a transaction meeting the requirements of Rule 144A under the Securities Act or
(ii) pursuant to an exemption from registration under the Securities Act provided by Rule 144 thereunder (if available), (b) in accordance with all applicable securities laws of the United States or foreign jurisdictions and (c) otherwise in accordance with the terms of the Pooling and Servicing Agreement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final Private Placement Memorandum for any securities actually sold to you. This material is furnished solely by the Placement Agent and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. Certain terms used herein are defined in the Private Placement Memorandum.

Banc of America Securities LLC